PACIFIC SOFTWARE, INC. - COMMON STOCK
SUBSCRIPTION AGREEMENT

The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the prospectus ("Prospectus"), dated ____________, 2007, of Pacific Software, Inc., a Nevada corporation ("the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to availability and acceptance by the Company.

The Investor hereby acknowledges that Escrow Specialists is acting solely as escrow holder in connection with the offering of Common Stock and makes no recommendation with respect thereto. Escrow Specialists has made no investigation regarding the offering or any person or entity involved in the offering.

Make Checks Payable to: Escrow Specialists, Pacific Software, Inc., Escrow Account.

Send the check to  Escrow Specialists
555 E 5300 S # 3
Ogden, UT 84405

We have provided a pre-addressed postage paid envelope for convenience. The Investor may also elect to submit his subscription funds to the escrow account via wire transfer. For instructions on wire transfer, please call Escrow Specialists at (801) 627-6800.

I desire to purchase shares of Pacific Software, Inc. at $0.50 per share for a total of $

Subscriber Information: Please clearly print name(s) in which Shares are to be acquired. All correspondence will go to the Investor Residence Address

Investor 1 (First, Middle I., Last):

Investor 2 (First, Middle I. Last):

Registration for the Investment (how the investment should be titled):

Investor Residence Address 1:      Check one of the following:

U.S. Citizen
Investor Residence Address 2:
Resident Alien

City,      State  ZIP Code   Foreign Resident; Country ________

U.S. Citizen residing outside the U.S.

Enter the taxpayer identification number. For most individual taxpayers, it is their Social Security Number. Note: If the purchase is in more than one name, the number should be that of the first person listed. For IRAs, Keoghs, and qualified plans, enter both the Social Security Number and the Taxpayer Identification Number for the plan.

Social Security Number     Taxpayer Identification Number (if applicable)

Form of Ownership (Individual, IRA, Trust, UGMA, Pension Plan, etc.)

Subscriber Signature: The undersigned has the authority to enter into this subscription agreement on behalf of the person(s) or entity registered above.

Authorized Signature of Investor 1 ________________________________________ Date:_____________________________________

Authorized Signature of Investor 2  ________________________________________ Date:_____________________________________

Company’s Acceptance (To be completed only by an authorized representative of the Company.)

The foregoing subscription is accepted this ____________ day of ________________, _____

___________________________________
Authorized Representative of the Company